UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
July 26, 2024
F5, Inc.
(Exact name of registrant as specified in its charter)

Washington	000-26041	91-1714307

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

801 5th Avenue
Seattle	,	WA	98104
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 272-5555
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	FFIV	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2024, Frank Pelzer, Executive Vice President and Chief Financial Officer of F5, Inc. (the “Company”), informed the Company of his plans to retire during the Company’s first fiscal quarter 2025, which ends December 31, 2024. In the meantime, Mr. Pelzer will continue in his current role at the Company and will assist the Company in the transition to his intended successor, Edward Cooper Werner, the Company’s current Senior Vice President of Finance, who is slated to be appointed upon Mr. Pelzer’s retirement.

Additional information regarding the chief financial officer change will be provided at the time of transition.

This press release contains forward-looking statements including, among other things, transition of the chief financial officer position (including related retirement and appointment). These, and other statements that are not historical facts, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance, events (including chief financial officer transition) or achievements of the Company to be materially different from any future results, performance, events or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: changes in the details and timing of officer transitions and board actions, F5’s ability to attract, train and retain qualified personnel; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K and other documents that we may file or furnish from time to time, which could cause actual results to vary from expectations. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F5, INC. (Registrant)
Date: July 30, 2024	By:	/s/ Scot F. Rogers
Scot F. Rogers
Executive Vice President and General Counsel